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                                FIRST FOCUS FUNDS

                          Supplement dated June 2, 2004
                      to the Prospectus dated July 31, 2003



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

         On May 24, 2004, the Board of Directors of the First Focus Funds approved changes to the First Focus Balanced Fund's investment strategies.

         Effective July 31, 2004, the First Focus Balanced Fund will be making the following changes to its principal investment strategies as described in the "PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section of the prospectus.

         The following replaces the second sentence of the first paragraph under the "PRINCIPAL INVESTMENTS" section on page 21.

         The fund will invest 25% to 75% of its total assets in stocks and convertible securities, and at least 25% of its total assets in fixed income securities.


         The following replaces the fourth and fifth paragraphs under the "FIXED INCOME SECURITIES" section on page 21.

         Fixed income securities are chosen so their maturities are staggered, to manage reinvestment risk and value fluctuations. However, the adviser can go outside this laddered approach if the adviser believes a security appears to offer greater relative value. To calculate maturity, the adviser uses each instrument's ultimate maturity date, or the probable date of a call, refunding or redemption provision, or other maturity-shortening device. For securities expected to be repaid before their maturity date (such as mortgage-backed securities), the adviser uses the effective maturity, which is shorter than the stated maturity.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.